EXHIBIT 99.1
                                                                    ------------

                                                        FOR FURTHER INFORMATION:
                                                               Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7112

For Immediate Release

                  PRIVATEBANCORP REPORTS THIRD QUARTER EARNINGS

   Earnings, excluding one-time charges, up 14 percent over third quarter 1999

Chicago, IL, October 23, 2000--- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the third quarter ended September 30, 2000 was $968,000, or $0.20 per diluted share, compared to the third quarter 1999 net loss of $201,000, or $0.05 loss per diluted share. Excluding special, non-recurring charges, earnings for the quarter ended September 30, 2000 were $1,345,000, or $0.28 per diluted share, a 14.0% increase over earnings before special charges of $1,180,000 for the quarter ended September 30, 1999.

Net income for the quarter ended September 30, 2000 included a previously announced one-time charge of approximately $377,000 after-tax, or $.08 per diluted share, reflecting expenses associated with severance packages for two departing executives as well as costs incurred to secure their replacement. Net income for the quarter ended September 30, 1999 included an acquisition charge of $1,382,000 after-tax related to the acquisition of Towne Square Financial Corporation in St. Charles, Illinois.

Net income for the nine months ended September 30, 2000 was $2,915,000, or $0.61 per diluted share, compared to $1,938,000, or $0.48 per diluted share, for the same period last year. Excluding the one-time charges in each period, earnings for the nine months ended September 30, 2000 were $3,292,000, or $0.69 per diluted share, compared to $3,320,000, or $0.82 per diluted share, for the same period last year.

According to Ralph B. Mandell, chairman, president and CEO, earnings growth during the quarter reflected strong loan demand and deposit growth throughout the franchise. "During the past year, we have opportunistically expanded our geographic footprint to deliver our unique brand of private banking services in additional high net worth Chicago suburban markets such as Lake Forest, St. Charles, and Winnetka through The PrivateBank and Trust Company, as well as to the St. Louis metropolitan area through The PrivateBank (St. Louis). Despite costs incurred relating to these expansion activities, we are pleased with the quarter's performance, including increases in net interest income and noninterest income." Mandell also noted that strong credit quality remains a primary focus of the organization and loss experience to date has remained excellent.

Net interest income totaled $6.3 million in the third quarter of 2000, an increase of 52.1 percent over the third quarter of 1999. Average earning assets during the period were $717.2 million, an increase of 63.3 percent over the prior year third quarter. Net interest margin averaged 3.59 percent in the third quarter of 2000, versus 3.87 percent in the prior year third quarter. During the third quarter of 2000, the Company's average cost of funds increased to 5.77% versus 4.46% in prior year quarter due primarily to a rise in interest rates as well as the effect of higher cost borrowings incurred in connection with the acquisition of Johnson Bank Illinois and the capitalization of The PrivateBank (St. Louis). Average interest-earning asset yields increased to 8.77% in the third quarter of 2000 from 7.63% in the prior year quarter as a result of the overall rise in interest rates.

Noninterest income for the quarter grew to $745,000, reflecting an increase of $233,000 or 45.5 percent over the third quarter of 1999. The increase in non-interest income is attributable to increases in service charge income and trust fee revenues. Service charge income increased $93,000 over the prior year quarter reflecting activity at the former Johnson Bank Illinois locations. Trust fee revenue increased to $565,000 as compared to the prior year quarter of $429,000. Trust assets under administration increased to $785.7 million at September 30, 2000 compared to $669.0 million at September 30, 1999, an increase of 17.4 percent, which is partially due to the addition of trust assets from Johnson Bank Illinois.

Noninterest expense increased to $5.2 million in the third quarter of 2000 from $4.2 million in the third quarter of 1999, reflecting increases in operating and personnel expenses associated with the Company's recent expansion. Excluding one-time charges, noninterest expense was $4.7 million for the quarter compared to $2.9 million in the prior year quarter. Additionally, goodwill amortization of $206,000 was recorded during the third quarter resulting from the Johnson Bank Illinois acquisition, which closed on February 11, 2000.

At September 30, 2000, nonperforming loans as a percentage of total loans were
0.10 percent, versus 0.17 percent at June 30, 2000 and 0.20 percent at September 30, 1999. Net charge-offs totaled $344,000 in the quarter ended September 30, 2000 versus $97,000 in the year-earlier period. The increase in charge-offs is attributable primarily to a single commercial credit. The provision for loan losses was $383,000 in the third quarter of 2000, versus $273,000 in the third quarter of 1999. The increase in the provision for loan losses relates to growth in the Company's loan portfolio.

PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely held businesses and commercial real estate investors through two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, which had assets of $763.8 million at September 30, 2000, currently operates offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, and Winnetka, Illinois, and St. Louis, Missouri.

Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note:  Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                    THREE MONTHS ENDED             NINE MONTHS ENDED
                                                       SEPTEMBER 30,                 SEPTEMBER 30,
                                                --------------------------   --------------------------
                                                    2000          1999           2000          1999
                                                ------------  ------------   ------------  ------------
INTEREST INCOME
   Interest and fees on loans ...............    $   13,540    $    7,006     $   35,182    $   18,860
   Interest on short term investment ........           357           134            822           215
   Interest on investment securities ........         1,813         1,189          4,741         4,053
                                                 ----------    ----------     ----------    ----------
      Total interest income .................    $   15,710    $    8,329     $   40,745    $   23,128
                                                 ----------    ----------     ----------    ----------

INTEREST EXPENSE
   Interest on deposits .....................    $    8,142    $    3,996     $   21,011    $   11,278
   Interest on borrowings ...................         1,236           170          2,499           674
                                                 ----------    ----------     ----------    ----------
      Total interest expense ................    $    9,378    $    4,166     $   23,510    $   11,952
                                                 ----------    ----------     ----------    ----------

NET INTEREST INCOME .........................    $    6,332    $    4,163     $   17,235    $   11,176
   Provision for loan losses ................           383           273          1,356           771
                                                 ----------    ----------     ----------    ----------
      Net interest income after provisions ..    $    5,949    $    3,890     $   15,879    $   10,405
                                                 ----------    ----------     ----------    ----------

NON INTEREST INCOME
   Banking and trust services ...............    $      732    $      504     $    2,079    $    1,412
   Securities gains and other income ........            13             8            139            58
                                                 ----------    ----------     ----------    ----------
      Total non interest income .............    $      745    $      512     $    2,218    $    1,470
                                                 ----------    ----------     ----------    ----------

NON INTEREST EXPENSE
   Salaries and benefits ....................    $    2,211    $    1,309     $    5,906    $    3,403
   Severance charge .........................           562            --            562            --
   Towne Square acquisition .................            --         1,300             --         1,300
   Other operating expenses .................         2,248         1,628          6,723         4,168
   Amortization of goodwill .................           206            --            525            --
                                                 ----------    ----------     ----------    ----------
      Total non interest expense ............    $    5,227    $    4,237     $   13,716    $    8,871
                                                 ----------    ----------     ----------    ----------

INCOME BEFORE INCOME TAXES ..................    $    1,467    $      165     $    4,381    $    3,004
   Income tax expense .......................           499           366          1,466         1,066
                                                 ----------    ----------     ----------    ----------
      Net income ............................    $      968    $     (201)    $    2,915    $    1,938
                                                 ==========    ==========     ==========    ==========


   Weighted average shares outstanding ......     4,627,873     4,460,280      4,606,394     3,787,261
   Diluted average shares outstanding .......     4,823,982     4,717,660      4,786,642     4,039,773

EARNINGS PER SHARE
   Basic ....................................    $     0.21    $    (0.05)    $     0.63    $     0.51
   Diluted ..................................    $     0.20    $    (0.05)    $     0.61    $     0.48

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                       SEPTEMBER 30,
                                                  ----------------------
                                                     2000        1999
                                                  ----------  ----------
ASSETS
   Cash and due from banks .....................   $ 21,815    $ 14,284
   Short term investments ......................      4,060       1,911
   Investments securities-available-for-sale ...    132,814      77,269

   Loans, net of unearned income ...............    584,919     352,236
   Allowance for loan losses ...................     (5,991)     (4,079)
                                                   --------    --------
      Net loans ................................   $578,928    $348,157

   Premises and equipment ......................   $  4,386    $  1,462
   Goodwill ....................................     11,835          --
   Other assets ................................      9,977       6,755
                                                   --------    --------
      Total assets .............................   $763,815    $449,838
                                                   ========    ========

LIABILITIES
   Non-interest bearing deposits ...............   $ 55,831    $ 35,939
   Interest bearing deposits ...................    577,176     350,218
                                                   --------    --------
      Total deposits ...........................   $633,007    $386,157
                                                   --------    --------

   Borrowings ..................................   $ 71,258    $ 15,000
   Other liabilities ...........................      8,484       2,330
                                                   --------    --------
      Total liabilities ........................   $712,749    $403,487
                                                   ========    ========

STOCKHOLDERS' EQUITY
   Common stock and surplus ....................   $ 44,731    $ 44,305
   Retained earnings ...........................      9,994       6,563
   Accumulated other comprehensive income ......     (1,830)     (2,569)
   Deferred compensation .......................       (879)       (823)
   Loans to executive officers .................       (950)     (1,125)
                                                   --------    --------
      Total stockholders' equity ...............   $ 51,066    $ 46,351
                                                   ========    ========

   Total Liabilities and Stockholders' Equity ..   $763,815    $449,838
                                                   ========    ========

   Book value per share ........................   $  11.04    $  10.11

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                               3Q00           2Q00          1Q00           4Q99            3Q99
                                                           ------------   ------------  ------------   ------------   ------------
KEY STATISTICS
   Earnings before special charges(1) ...................   $    1,345     $    1,098    $      849     $    1,191     $    1,180
   Special charges (net of tax) .........................   $      377             --            --     $      214     $    1,382
   Net income ...........................................   $      968     $    1,098    $      849     $      977     $     (201)
   Earnings before special charges per diluted share ....   $     0.28     $     0.23    $     0.18     $     0.25     $     0.25
   Special charges (per diluted share) ..................   $     0.08             --            --     $    (0.05)    $    (0.29)
   Basic earnings per share .............................   $     0.21     $     0.24    $     0.18     $     0.21     $    (0.05)
   Diluted earnings per share ...........................   $     0.20     $     0.23    $     0.18     $     0.20     $    (0.05)
   Return on average total assets (before special
      charges) ..........................................         0.71%          0.65%         0.57%          0.98%          1.04%
   Return on average total equity (before special
      charges) ..........................................        10.55%          9.04%         7.20%         10.06%         10.17%
   Non-interest income to average assets ................         0.39%          0.44%         0.49%          0.44%          0.45%
   Non-interest expense to average assets ...............         2.76%          2.62%         2.72%          2.65%          3.70%
   Net overhead ratio ...................................         2.37%          2.18%         2.23%          2.21%          3.25%
   Efficiency ratio excluding special charges (tea)(2) ..         71.6%          63.8%         69.2%          57.5%          57.5%
   Net interest margin ..................................         3.59%          3.81%         3.59%          3.85%          3.87%
   Yield on average earning assets ......................         8.77%          8.61%         8.06%          7.83%          7.63%
   Cost of average paying liabilities ...................         5.77%          5.39%         5.09%          4.72%          4.46%
   Net interest spread ..................................         3.00%          3.22%         2.97%          3.11%          3.17%
   Dividend payout ratio ................................        11.97%         10.51%        13.52%         11.75%            NM

BALANCE SHEET RATIOS
   Loans to deposits (period end) .......................        92.40%         97.44%        90.08%         87.68%         91.22%
   Average interest-earning assets to average
      interest-bearing liabilities ......................        111.5          112.3         114.0          116.7          115.6

PER SHARE DATA
   Dividends ............................................   $    0.025     $    0.025    $    0.025     $    0.025     $    0.025
   Book value (period end) ..............................   $    11.04     $    10.73    $    10.57     $    10.26     $    10.11
   Tangible book value (period end) .....................   $     8.48     $     8.13    $     7.90     $    10.26     $    10.11
   Closing price (period end) ...........................   $  13.8125     $   14.750    $   10.500     $   13.375     $   17.750
   Diluted earnings multiple ............................        17.30x         15.87x        14.69x         16.32x            NM
   Diluted earnings multiple before special charges .....        12.37x         15.87x        14.69x         13.30x         17.65x
   Book value multiple ..................................         1.25x          1.37x         0.99x          1.30x          1.76x

COMMON STOCK INFORMATION
   Outstanding shares at end of period ..................    4,623,532      4,615,832     4,590,332      4,590,332      4,584,092
   NUMBER OF SHARES USED TO COMPUTE:
      Basic earnings per share ..........................    4,627,873      4,600,740     4,590,332      4,585,109      4,460,280
      Diluted earnings per share ........................    4,823,982      4,752,269     4,777,351      4,794,770      4,717,660

CAPITAL RATIOS (PERIOD END)
   Total equity to total assets .........................         6.69%          6.85%         7.38%          9.08%         10.30%
   Total risk-based capital ratio .......................         8.51%          8.73%         9.56%         13.96%         15.22%
   Tier-1 risk-based capital ratio ......................         6.72%          6.84%         7.56%         12.84%         14.09%
   Leverage ratio .......................................         5.54%          5.94%         6.76%         10.77%         11.19%

_____________
(1) Special charges represent one time costs associated with the 1999 third quarter acquisition of Towne Square Financial Corporation, the 1999 fourth quarter start-up costs for The Private Bank (St. Louis), and the 2000 third quarter severance charges.

(2) Ratio includes a tax equivalent adjustment for certain items in investment income.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                     3Q00      2Q00      1Q00      4Q99       3Q99
                                                  --------- --------- --------- ---------  ---------
SUMMARY INCOME STATEMENT
INTEREST INCOME
   Loans, including fees .......................   $13,540   $12,167   $ 9,475   $ 7,737    $ 7,006
   Federal funds sold and interest-bearing
      deposits .................................       357        78       387       115        134
   Securities ..................................     1,813     1,543     1,385     1,088      1,189
                                                   -------   -------   -------   -------    -------
      Total interest income ....................    15,710    13,788    11,247     8,940      8,329
   Interest expense ............................     9,378     7,781     6,351     4,653      4,166
                                                   -------   -------   -------   -------    -------
   Net interest income .........................     6,332     6,007     4,896     4,287      4,163
   Provision for loan loss .....................       383       662       311       437        273
                                                   -------   -------   -------   -------    -------
   Net interest income after provisions for loan
      loss .....................................     5,949     5,345     4,585     3,850      3,890
                                                   -------   -------   -------   -------    -------

NON-INTEREST INCOME
   Banking and trust services ..................       732       720       627       535        504
   Securities (losses) gains and other income ..        13        31        95        (1)         8
                                                   -------   -------   -------   -------    -------
      Total non-interest income ................       745       751       722       534        512
                                                   -------   -------   -------   -------    -------

NON-INTEREST EXPENSE
   Salaries and employee benefits ..............     2,211     1,818     1,877     1,753      1,309
   Severance charge ............................       562        --        --        --         --
   Towne Square acquisition ....................        --        --        --        --      1,300
   Goodwill ....................................       206       206       113        --         --
   Occupancy expense ...........................       803       764       613       437        401
   Other non-interest expense ..................     1,445     1,664     1,434     1,026      1,227
                                                   -------   -------   -------   -------    -------
      Total non-interest expense ...............     5,227     4,452     4,037     3,216      4,237
                                                   -------   -------   -------   -------    -------
   Income before income taxes ..................     1,467     1,644     1,270     1,168        165
   Provision for income taxes ..................       499       546       421       191        366
                                                   -------   -------   -------   -------    -------
      Net income (loss) ........................   $   968   $ 1,098   $   849   $   977    $  (201)
                                                   =======   =======   =======   =======    =======

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                    3Q00      2Q00      1Q00      4Q99      3Q99
                                                  --------  --------  --------  --------  --------
CREDIT QUALITY
   Ending allowance for loan losses ............   $5,991    $5,951    $5,670    $4,510    $4,079
                                                   ======    ======    ======    ======    ======
   Non-performing assets:
      Loans delinquent over 90 days ............      242       340       355       223       135
      Nonaccrual loans .........................      324       635     1,222       600       569
      Other real estate ........................       --        --        --        --        --
                                                   ------    ------    ------    ------    ------
        Total non-performing assets ............   $  566    $  975    $1,577    $  823    $  704
                                                   ======    ======    ======    ======    ======
   Loans charged off ...........................   $  346    $  381    $   20    $    6    $   97
   Recoveries ..................................        2        --         5        --        --
                                                   ------    ------    ------    ------    ------
   Net charge-offs .............................   $  344    $  381    $   15    $    6    $   97
                                                   ======    ======    ======    ======    ======
   Provision for loan losses ...................   $  383    $  662    $  311    $  437    $  273
                                                   ======    ======    ======    ======    ======

KEY RATIOS
   Net charge-offs to average loans ............     0.06%     0.07%    0.003%    0.002%     0.11%
   Total non-performing loans to total loans ...     0.10%     0.17%     0.30%     0.21%     0.20%
   Total non-performing assets to total assets .     0.07%     0.13%     0.24%     0.16%     0.16%

LOAN LOSS RESERVE SUMMARY
   Balance at beginning of period ..............   $5,951    $5,670    $4,510    $4,079    $3,903
   Johnson Bank Acquisition - loan loss
      reserve ..................................       --        --       864        --        --
   Provision ...................................      383       662       311       437       273
   Net charge-offs .............................      344       381        15         6        97
                                                   ------    ------    ------    ------    ------
   Ending allowance ............................   $5,991    $5,951    $5,670    $4,510    $4,079
                                                   ======    ======    ======    ======    ======

NET LOAN CHARGE-OFFS:
   Commercial real estate ......................       --        --        --        --        --
   Residential real estate .....................       --        --        --        --        --
   Commercial ..................................   $  343    $  361    $    8        --        --
   Personal ....................................   $    1    $   20    $    7    $    6    $   97
   Home equity .................................       --        --        --        --        --
   Construction ................................       --        --        --        --        --
                                                   ------    ------    ------    ------    ------
      Total net loan charge-offs ...............   $  344    $  381    $   15    $    6    $   97
                                                   ======    ======    ======    ======    ======

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                        SEPTEMBER 30,    JUNE 30,    MARCH 31,    DECEMBER 31,    SEPTEMBER 30,
                                           2000           2000         2000           1999             1999
                                        -------------  -----------  -----------   ------------    -------------
                                        (UNAUDITED)    (UNAUDITED)  (UNAUDITED)                    (UNAUDITED)
ASSETS
   Cash and due from banks ...........   $ 21,815       $ 18,341     $ 16,629      $ 14,940         $ 14,284
   Federal funds sold ................      4,060          5,076       10,632        29,243            1,911
   Investment securities .............    132,814         96,969       89,924        71,134           77,269
   Loans, net of unearned discount ...    584,919        583,522      521,188       397,277          352,236
        Less:  allowance for loan
           losses ....................     (5,991)        (5,951)      (5,670)       (4,510)          (4,079)
                                         --------       --------     --------      --------         --------
        Net loans ....................   $578,928       $577,571     $515,518      $392,767         $348,157
                                         --------       --------     --------      --------         --------
   Premises and equipment ............      4,386          3,814        3,211         2,028            1,462
   Goodwill ..........................     11,835         12,031       12,237            --               --
   Other assets ......................      9,977          9,221        8,830         8,585            6,755
                                         --------       --------     --------      --------         --------
      Total Assets ...................   $763,815       $723,023     $656,981      $518,697         $449,838
                                         ========       ========     ========      ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits .....   $ 55,831       $ 49,950     $ 51,451      $ 36,771         $ 35,939
   Interest-bearing demand deposits ..     37,747         34,062       36,926        33,400           26,456
   Savings and money market ..........    274,025        257,822      277,747       204,068          187,410
      deposits
   Time deposits .....................    265,404        257,047      212,433       178,853          136,352
                                         --------       --------     --------      --------         --------
        Total deposits ...............   $633,007       $598,881     $578,557      $453,092         $386,157
   Funds borrowed ....................     71,258         68,544       23,328        15,000           15,000
   Other liabilities .................      8,484          6,053        6,598         3,525            2,330
                                         --------       --------     --------      --------         --------
        Total liabilities ............   $712,749       $673,478     $608,483      $471,617         $403,487
   Stockholders' equity ..............     51,066         49,545       48,498        47,080           46,351
                                         --------       --------     --------      --------         --------
        Total liabilities and
           stockholders' equity ......   $763,815       $723,023     $656,981      $518,697         $449,838
                                         ========       ========     ========      ========         ========

                              PRIVATEBANCORP, INC.
                       YEAR-TO-DATE AVERAGE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                          YEAR-TO-DATE
                                                  -----------------------------
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                      2000            1999
                                                  -------------   -------------
AVERAGE ASSETS
   Cash and due from banks ......................   $ 17,849        $ 11,112
   Short-term investments .......................     18,026           5,786
   Investment securities ........................     97,561          97,965
   Loans, net of unearned discount ..............    528,150         316,797
   Less:  allowance for loan losses .............     (5,675)         (3,745)
                                                    --------        --------
   Net loans ....................................    522,475         313,052
                                                    --------        --------
   Premises and equipment .......................      3,624           1,517
   Goodwill .....................................      9,707              --
   Other assets .................................      8,121           5,726
                                                    --------        --------
      Total average assets ......................   $677,363        $435,158
                                                    ========        ========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits ................   $ 47,654        $ 33,124
   Interest-bearing demand deposits .............     36,821          26,346
   Savings and money market deposits ............    263,224         179,253
   Time deposits ................................    226,118         140,415
                                                    --------        --------
   Total average deposits .......................    573,817         379,138
   Funds borrowed ...............................     48,501          17,284
   Other liabilities ............................      5,812           3,233
                                                    --------        --------
   Total average liabilities ....................    628,130         399,655
   Average stockholders' equity .................     49,233          35,503
                                                    --------        --------
      Average total liabilities and stockholders'
        equity ..................................   $677,363        $435,158
                                                    ========        ========

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                         THIRD QUARTER
                                                  -----------------------------
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                      2000            1999
                                                  -------------   -------------
AVERAGE ASSETS
   Cash and due from banks ......................   $ 19,051        $ 10,950
   Short-term investments .......................     21,560          10,370
   Investment securities ........................    109,855          83,564
   Loans, net of unearned discount ..............    583,800         345,135
   Less:  allowance for loan losses .............     (6,092)         (3,992)
                                                    --------        --------
   Net loans ....................................    577,708         341,143
                                                    --------        --------
   Premises and equipment .......................      4,013           1,463
   Goodwill .....................................     11,953              --
   Other assets .................................      8,472           6,948
                                                    --------        --------
      Total average assets ......................   $752,612        $454,438
                                                    ========        ========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits ................   $ 51,208        $ 34,253
   Interest-bearing demand deposits .............     39,909          25,704
   Savings and money market deposits ............    267,926         188,698
   Time deposits ................................    269,056         141,200
                                                    --------        --------
   Total average deposits .......................    628,099         389,855
   Funds borrowed ...............................     66,588          14,700
   Other liabilities ............................      7,236           3,462
                                                    --------        --------
   Total average liabilities ....................    701,923         408,017
   Average stockholders' equity .................     50,689          46,421
                                                    --------        --------
      Average total liabilities and stockholders'
        equity ..................................   $752,612        $454,438
                                                    ========        ========